UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 16, 2017

MGIC Investment Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Wisconsin	1-10816	39-1486475
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

250 E. Kilbourn Avenue, Milwaukee, Wisconsin		53202
________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	414-347-6480
Not Applicable
_____________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other events.
The Board of Directors of MGIC Investment Corporation (“MGIC”) has established Wednesday, July 26, 2017 as the date of MGIC’s 2017 Annual Meeting of Shareholders (the “2017 Annual Meeting”). The reason for scheduling the 2017 Annual Meeting on this date is to give shareholders and proxy governance services the opportunity to review the proxy materials without being subject to time constraints that would be imposed as a practical matter were the 2017 Annual Meeting held during the spring annual meeting season. As a result, the deadlines for submission of director nominees and other shareholder proposals for consideration at the 2017 Annual Meeting set forth in MGIC’s definitive proxy statement filed with the Securities and Exchange Commission on March 28, 2016 no longer apply.
Proposals intended for inclusion in MGIC’s 2017 Proxy Statement must be sent to the Secretary of MGIC at P.O. Box 488, Milwaukee, WI 53201 and must be received by March 31, 2017 (which MGIC believes is a reasonable time before MGIC begins to print and send its proxy materials).
Under our Amended and Restated Bylaws ("Bylaws"), a shareholder who wants to bring business before the Annual Meeting that has not been included in the proxy materials for the meeting, or who wants to nominate directors at the meeting, must be eligible to vote at the meeting and give written notice of the proposal to our corporate Secretary in accordance with the procedures contained in our Bylaws.
Our Bylaws provide that in the event that the date of the Annual Meeting is delayed by more than 30 days from the first annual anniversary of the immediately preceding Annual Meeting, notice by the shareholder to be timely must be delivered not earlier than the close of business on the 100th day prior to the date of such Annual Meeting and not later than the later of (A) the 75th day prior to the date of such Annual Meeting or (B) the 10th day following the day on which public announcement of the date of such Annual Meeting is first made.
For the 2017 Annual Meeting, the notice must be received by the Secretary no later than May 12, 2017, and no earlier than April 17, 2017. For director nominations, the notice must comply with our Bylaws and provide the information required to be included in the Proxy Statement for individuals nominated by our Board. For any other proposals, the notice must describe the proposal and why it should be approved, identify any material interest of the shareholder in the matter, and include other information required by our Bylaws.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGIC INVESTMENT CORPORATION

Date:	February 21, 2017	By: \s\ Jeffrey H. Lane

Jeffrey H. Lane
Executive Vice President, General Counsel and Secretary